UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 7, 2014

SIERRA MONITOR CORPORATION

(Exact name of registrant as specified in its charter)

California	000-7441	95-2481914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1991 Tarob Court

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 262-6611

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2014, Varun Nagaraj, age 48, joined Sierra Monitor Corporation (the “Company”) as president and chief executive officer. Mr. Nagaraj succeeds Gordon R. Arnold, who will assume the newly-created position of executive chairman of the Company.

Prior to joining the Company, Mr. Nagaraj served as senior vice president of product management and general manager of Echelon Corporation, where he served from 2011 to present. Previously, Mr. Nagaraj served from 2001 to 2011 as president and chief executive officer of Aprius, Inc.; president and chief executive officer of NetContinuum, Inc.; vice president of product development and marketing of Extreme Networks, Inc.; and executive vice president of marketing and customer delivery for Ellacoya Networks, Inc. Mr. Nagaraj worked for PRTM, a leading management consulting firm focused on product and operations strategy, from 1995 to 2001 in various positions including associate, manager, principle and partner. He started his career at Hewlett Packard as an engineer and program manager. Mr. Nagaraj received his Electrical Engineering degree from the India Institute of Technology, Bombay; a Master of Science degree from North Carolina State University; and a Master of Business Administration degree from Boston University.

Employment Offer Letter with Mr. Nagaraj

The terms of Mr. Nagaraj’s employment are set out in an offer letter (the “Offer Letter”). The Offer Letter has no specified term, and Mr. Nagaraj’s employment with the Company will be on an at-will basis. The material terms of the Offer Letter are summarized below. Mr. Nagaraj commenced employment with the Company on July 7, 2014.

Base Salary and Bonus. Mr. Nagaraj will receive an annual base salary of $300,000, subject to annual review. He will also be eligible to receive an annual bonus of up to seventy-five percent (75%) of his annual base salary in 2015 based upon achieving goals to be mutually agreed upon between Mr. Nagaraj and the Company’s board of directors, provided that Mr. Nagaraj’s bonus shall be no less than twenty five percent (25%) of his annual base salary in 2015. In years subsequent to 2015, Mr. Nagaraj will be eligible to receive an annual bonus of up to one hundred percent (100%) of his annual base salary based upon achieving goals to be mutually agreed upon between Mr. Nagaraj and the Company’s board of directors. In addition, Mr. Nagaraj will receive a fixed bonus of $50,000 in the six month period from July through December 2014, in lieu of a performance based bonus.

Equity Award. Within thirty days following Mr. Nagaraj’s employment commencement date, the Company will grant him a stock option to acquire 600,000 shares of the Company’s common stock at an exercise price equal to 100% of the fair market value of the underlying shares of common stock on the grant date. Subject to the acceleration terms described below under the heading “Severance Terms,” this stock option will vest as to one quarter (1/4) of the covered shares on the first anniversary of his employment commencement date, and the remaining unvested covered shares shall vest in thirty six (36) equal monthly installments thereafter.

Severance Terms. If the Company terminates Mr. Nagaraj’s employment without “cause” or if Mr. Nagaraj resigns for “good reason,” each as defined in the Offer Letter, outside of the period beginning three (3) months prior to and ending twelve (12) months following a change of control of the Company (the “Change in Control Period”), Mr. Nagaraj will be entitled to receive the following compensation:

•	six (6) months’ base salary;
•	six (6) months’ annual target bonus;
•	six (6) monthly payments of $3,500 in lieu of Company-subsidized COBRA; and
•	accelerated vesting of fifty percent (50%) of his then unvested options to acquire shares of the Company’s common stock or other equity awards.

Further, if the Company terminates Mr. Nagaraj’s employment without “cause” or if Mr. Nagaraj resigns for “good reason,” during the Change in Control Period, Mr. Nagaraj will be entitled to receive the following compensation:

2

•	twelve (12) months’ base salary;
•	twelve (12) months’ annual target bonus;
•	twelve (12) monthly payments of $3,500 in lieu of Company-subsidized COBRA; and
•	accelerated vesting of all of his then unvested options to acquire shares of the Company’s common stock or other equity awards.

Receipt of any of the foregoing severance benefits under the Offer Letter is conditioned upon execution by Mr. Nagaraj of a release of claims in favor of the Company.

Other Benefits. Mr. Nagaraj is entitled to reimbursement for certain educational expenses, as more fully described in the Offer Letter, and eligible to participate in the benefit programs generally available to executives of the Company.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Transition Agreement with Mr. Arnold

The Company entered into a Transition Agreement (the “Transition Agreement”) with Mr. Arnold in connection with his new role with the Company. Under the Transition Agreement, Mr. Arnold will serve as the Company’s Executive Chairman and Chairman of the Company’s board of directors through July 1, 2017 (the “Transition Period”). The material terms of the Transition Agreement are summarized below.

Base Salary. During the Transition Period, Mr. Arnold’s base salary will be $250,000 per year.

Equity Award. Mr. Arnold will receive a stock option to acquire 100,000 shares of the Company’s common stock at an exercise price equal to 100% of the fair market value of the underlying shares of common stock on the grant date. This stock option will vest as to one thirty-sixth (1/36th) of the covered shares on the first month following the grant date and as to one thirty-sixth (1/36th) of the covered shares each month thereafter. In the event of a Change of Control of the Company, as such term is defined in the Change of Control and Severance Agreement between the Company and Mr. Arnold dated April 2, 2012 (the “Change of Control Agreement”), or Mr. Arnold’s termination of employment for any reason other than “cause,” as such term is defined in the Change of Control Agreement, Mr. Arnold will be entitled to accelerated vesting of all of his then unvested covered shares.

Other Benefits. Mr. Arnold is eligible to participate in the benefit programs generally available to executives of the Company.

The foregoing description of the Transition Agreement and Change of Control Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and by the full text of the Change of Control Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 2, 2012, and each of which is incorporated by reference herein.

3

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Offer Letter, dated May 15, 2014 between Sierra Monitor Corporation and Varun Nagaraj.

10.2	Transition Agreement, dated July 7, 2014 between Sierra Monitor Corporation and Gordon R. Arnold.

10.3(1)	Form of Change of Control and Severance Agreement, between Sierra Monitor Corporation and certain of its executive officers.

 __________________

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2012.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA MONITOR CORPORATION

By:	/s/ Gordon R. Arnold
Gordon R. Arnold President

Date: July 7, 2014

5

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Offer Letter, dated May 15, 2014 between Sierra Monitor Corporation and Varun Nagaraj.

10.2	Transition Agreement, dated July 7, 2014 between Sierra Monitor Corporation and Gordon R. Arnold.

10.3(1)	Form of Change of Control and Severance Agreement, between Sierra Monitor Corporation and certain of its executive officers.

__________________

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2012.

6